UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     215-698-5100

TABLE OF CONTENTS

Item 7. EXHIBITS

Item 9. REGULATION FD DISCLOSURE

SIGNATURE

INDEX TO EXHIBITS

EX-99 PRESS RELEASE

Item 7. Exhibits

     (c)   The following exhibit is being furnished herewith:

           99.  Press Release, dated July 16, 2003, issued by Crown Holdings, Inc.

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On July 16, 2003, Crown Holdings, Inc. issued a press release announcing its earnings for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.

     Exhibits

          99.      Press Release, dated July 16, 2003, issued by Crown Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Dated:  July 17, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.	Press release, dated July 16, 2003, issued by Crown Holdings, Inc.

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